UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 26, 2011
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510) 724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011 Bio-Rad Laboratories, Inc. (the “Company”) appointed Deborah J. Neff to its Board of Directors. Ms. Neff will stand for election to the Board along with the Company’s other directors at the Company’s annual meeting of stockholders in 2012. There is no arrangement or understanding pursuant to which Ms. Neff was appointed as director.

On the same basis as the other non-employee directors of the Company, Ms. Neff will be entitled to receive a fee of $4,167 per month plus an additional $100 per Board meeting for any meetings in excess of 16 per year.

ITEM 9.01    Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of Bio-Rad Laboratories, Inc. dated November 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	November 1, 2011	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer